UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2011

REPUBLIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

 Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and restates Item 5.07 of the Current Report on Form 8-K filed by Republic Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on April 26, 2011 (the “Original Filing”). At the time of the Original Filing, the Company omitted broker non votes and its conclusion regarding the frequency of stockholder advisory votes on executive compensation.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Republic Bancorp, Inc. held its Annual Meeting of Shareholders on Thursday, April 21, 2011 (“Annual Meeting”). The following matters were voted upon:

(1)  The election of Directors;

(2)  The ratification of Crowe Horwath LLP as the independent registered public accountants for the year ending December 31, 2011;

(3)  Say on Pay – An advisory vote on the approval of named executive officer compensation; and

(4)  Say When on Pay – An advisory vote on the approval of the frequency of shareholder votes on executive compensation

The final number of votes cast with respect to each matter is set out below:

1)   The election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non Votes
Bernard M. Trager	33,436,915	1,146,145	3,373,983
Steven E. Trager	33,484,596	1,098,464	3,373,983
A. Scott Trager	33,423,463	1,159,597	3,373,983
R. Wayne Stratton	33,434,208	148,852	3,373,983
Michael T. Rust	34,145,599	437,461	3,373,983
Sandra Metts Snowden	34,303,637	279,424	3,373,983
Susan Stout Tamme	34,148,069	434,991	3,373,983
Craig A. Greenberg	31,606,775	2,976,285	3,373,983

2)   The ratification of Crowe Horwath LLP as the independent registered public accountants for the year ending December 31, 2011:

For	37,869,715
Against	85,937
Abstain	1,391
Broker Non Vote	-

3)   Say on Pay – An advisory vote on the approval of named executive officer compensation:

For	34,335,965
Against	214,675
Abstain	12,421
Broker Non Vote	3,373,983

4)   Say When on Pay – An advisory vote on the approval of the frequency of shareholder votes on executive compensation

One year	3,314,110
Two years	30,548,971
Three years	679,225
Abstain	40,754
Broker Non Vote	3,373,983

At the Company’s annual meeting of stockholders held on April 21, 2011, a majority of the votes cast by stockholders voted, on an advisory basis, to approve the recommendation of the Company’s board of directors to hold an advisory vote to approve executive compensation every two years. In line with this recommendation by our stockholders, the Company has determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every two years until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date:	May 11, 2011	By:	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial Officer &
Chief Accounting Officer

3